FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

[X]       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report November 13, 2008

OR

[ ]

TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ................to...................

Commission File Number 0-5486

                         PRESIDENTIAL LIFE CORPORATION_________________________

  (Exact name of registrant as specified in its charter)

           Delaware                                                                        13-2652144________________

(State or other jurisdiction of                                                (I.R.S Employer Identification No.)

incorporation or organization)

69 Lydecker Street, Nyack, New York                      10960

(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code    845-358-2300

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Solciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR        240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4( c))

Section 111 Item: 2.02:

On November 12, 2008 the Presidential Life Corporation Board of Directors approved a 50% decrease in the quarterly dividend (6.25 cents vs. 12.5 cents per share) payable January 2, 2009 to holders of record on December 15, 2008.

PRESIDENTIAL LIFE CORPORATION

November 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

   Presidential Life Corporation

(Registrant)

Date:  November 13, 2008

 /s/ Herbert Kurz

Herbert Kurz, President and Duly

Authorized Officer of the Registrant

Date:  November 13, 2008

/s/ Charles Snyder

 Charles J. Snyder, Chief Financial Officer

of the Registrant